UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2003 (January 7, 2003)

New Century Equity Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28536	74-2781950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10101 Reunion Place, Suite 450, San Antonio, Texas	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (210) 302-0444
Item 5. Other Events On January 7, 2002, the Company announced the appointment of Stephen M. Wagner to its Board of Directors.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

(a)	Financial Information

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit	Description

99.1	Press Release, dated January 7, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 10, 2003	NEW CENTURY EQUITY HOLDINGS CORP. By: /s/ DAVID P. TUSA ——————————————— Name: David P. Tusa Title: Executive Vice President, Chief Financial Officer and Corporate Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated January 7, 2003